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                          RESERVE PRIVATE EQUITY SERIES

                         SUPPLEMENT DATED APRIL 1, 2002,

    TO THE RESERVE PRIVATE EQUITY SERIES PROSPECTUS DATED SEPTEMBER 28, 2001

             IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

In response to the changes in the federal securities laws regarding fund portfolio composition, effective June 1, 2002, the investment strategies of the Reserve Private Equity Series will be modified accordingly.

Reserve Blue Chip Growth Fund, Page 4, Paragraph 2 will be changed to read:
        Generally, the Fund will seek to invest in U.S. equities with investment characteristics such as earnings growth, financial strength and projected positive cash flow. These equity securities are usually traded as shares in the U.S. but sometimes they may be represented by American Depository Receipts ("ADRs"). The Fund will invest at least 80% of its total assets in securities of "blue chip" companies that have demonstrated long-term earnings growth, financial stability and attractive valuation, under normal circumstances.

Reserve Informed Investors Growth Fund, Page 5, Paragraph 3 will be changed to read:
        The Fund emphasizes investment in companies whose outstanding shares have an aggregate market value of at least $1 billion. The Fund will invest at least 80% of its total assets in equity securities under normal circumstances and at least 65% of the value of the Fund's total assets will be invested in such companies, unless the Fund has adopted a temporary defensive position. It is expected that under normal market conditions the Fund will be substantially fully invested in equity securities believed to have a potential for capital growth.

Reserve International Equity Fund, Page 6, Paragraph 3, Sentence 7 will be changed to read:
        The Fund will invest at least 80% of its total assets at the time of purchase in equity securities of issuers associated with at least three different countries, excluding the U.S., under normal circumstances.

Reserve International Small-Cap Growth Fund, Page 8, Paragraph 3, Sentence 7 will be changed to read:
        The Fund will invest at least 80% of its total assets in equity securities of smaller-sized companies whose outstanding shares have an aggregate market value of $2 billion or less at the time of purchase and spread across at least three different countries, excluding the U.S., under normal circumstances.

Reserve Large Cap Growth Fund, Page 10, Paragraph 3 will be changed to read:
        The Fund will invest at least 80% of total assets in the securities of companies whose aggregate market value at the time of purchase, is $5 billion or more, i.e., "large cap," unless the Fund has adopted a temporary defensive position, under normal circumstances.

Reserve Small Cap Growth Fund, Page 11, Paragraph 2, Sentences 3 will be changed to read:
        At least 80% of the value of the Fund's total assets will be invested in smaller-sized companies whose outstanding shares have an aggregate market value of $2 billion or less at the time of purchase, under normal circumstances.

Reserve Strategic Growth Fund, Page 12, Paragraph 2, Sentence 1 will be changed to read:
        It is anticipated that the Fund will invest at least 80% of its total assets in equity securities under normal circumstances and will invest at least 65% of its total assets in equity securities of large, established companies with market capitalizations over $5 billion at the time of purchase that trade on major U.S. stock exchanges.